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                                                                 Exhibit 10.7
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                         1998 BONUS COMPENSATION PLAN

                          NEW AMERICA NETWORK, INC.
                           (a Delaware corporation)

                        the predecessor-in-interest to

                       NEW AMERICA INTERNATIONAL, INC.
                           (a Maryland corporation)

                                   adopted

                                 May 28, 1998









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                                TABLE OF CONTENTS

                                                                           Page

ARTICLE 1.     PURPOSE OF THE PLAN........................................  -1-
      1.1.     Purpose.  .................................................  -1-

ARTICLE 2.     SHARES SUBJECT TO AWARDS...................................  -2-
      2.1.     Number of Shares...........................................  -2-
      2.2.     Character of Shares........................................  -2-

ARTICLE 3.     ELIGIBILITY AND ADMINISTRATION.............................  -2-
      3.1.     Participants...............................................  -2-
      3.2.     Administration.............................................  -2-

ARTICLE 4.     STOCK AWARDS...............................................  -3-
      4.1.     Stock Awards...............................................  -3-

ARTICLE 5.     ADJUSTMENTS................................................  -4-
      5.1.     Adjustments................................................  -4-

ARTICLE 6.     CHANGE IN CONTROL..........................................  -4-
      6.1.     Change in Control..........................................  -4-

ARTICLE 7.     MISCELLANEOUS..............................................  -6-
      7.1.     Tax Withholding............................................  -6-
      7.2.     Right of Discharge Reserved................................  -6-
      7.3.     Nature of Payments.........................................  -6-
      7.4.     Severability...............................................  -6-
      7.5.     Gender and Number..........................................  -7-
      7.6.     Tenure.....................................................  -7-
      7.7.     Unfunded Plan..............................................  -7-
      7.8.     Compliance with Rule 16b-3.................................  -7-
      7.9.     Governing Law..............................................  -7-
      7.10.    Termination of the Plan....................................  -7-
      7.11.    Amendment of the Plan......................................  -8-
      7.12.    Captions...................................................  -8-


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                            NEW AMERICA NETWORK, INC.
                          1998 BONUS COMPENSATION PLAN


                  NEW AMERICA NETWORK, INC., a Delaware corporation (the "Company"), and the predecessor-in-interest to NEW AMERICA INTERNATIONAL, INC., a Maryland corporation, hereby establishes and adopts the following 1998 Bonus Compensation Plan (the "Plan").

                                    RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as employees of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of Stock Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:


                                  ARTICLE 1.

                             PURPOSE OF THE PLAN

                  1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as employees of the Company who will contribute to the Company's success, and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company, through the incentive inherent in the ownership of common stock of the Company (the "Shares"). Further, the Plan is intended to assist the Company in aligning the interests of its directors, officers and employees to those of its shareholders.

                  For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in Section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a Stock Award made under the terms of the Plan.


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                                   ARTICLE 2.

                            SHARES SUBJECT TO AWARDS

                  2.1. Number of Shares. Subject to the adjustment provisions of
Section 5.1 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, shall not exceed 8,500,000 shares. If less than all of the rights to purchase an aggregate of 17,101,403 Shares at a subscription price of $2.00 per Share pursuant to an offering by the Company (the "Rights") are exercised, the number of Shares available as incentive compensation will be decreased by 25% of the amount by which 34 million Shares exceeds the number of Shares outstanding after the Rights are exercised. The Shares to be issued or delivered under the Plan are authorized and unissued shares, or issued Shares that have been reacquired by the Company. The Committee (as defined in Section 3.2(a)) shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights hereto shall be forfeited or otherwise eliminated. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares issued or issuable pursuant to Stock Awards.

                  2.2. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.


                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

                  3.1. Participants. Participants will consist of such employees of the Company and its subsidiaries as the Chief Executive Officer and the President of the Company, in their sole discretion, determine to be responsible for the success and further growth and profitability of the Company and whom they may designate from time to time to receive benefits under the Plan. The Chief Executive Officer and the President shall consider such factors as they deem pertinent in selecting Participants and in determining the type and amount of their respective benefits. The designation of a Participant in any year shall not require the Chief Executive Officer and the President to designate such person to receive Awards or grants in any other year. Notwithstanding the foregoing, no Stock Award shall be made to any individual who, at the time of grant, is not an employee of the Company in good standing.

                  3.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of the full Board of Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"). The Directors may remove from, add members to, or fill vacancies in the Committee.

                           (b) The Committee is authorized, subject to the
provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

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                           (c) Subject to the provisions of the Plan, the
Committee shall have authority, in its sole discretion, to make such determinations and interpretations of the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, employees and Participants.

                           (d) No member of the Board, no member of the
Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except circumstances involving bad faith, gross negligence or fraud by such person, for any act or failure to act by the member or employee.


                                  ARTICLE 4.

                                 STOCK AWARDS

                  4.1. Stock Awards. (a) A grant of Shares made pursuant to this
Article 4 is referred to as a "Stock Award." Each year there shall be available for award under the Incentive Compensation Plan, a number of Shares equal to the product of 6.25% times the Company's income from continuing operations before income taxes (as presented in the Company's audited financial statements) for such year, adjusted to exclude any deduction for the payment of the Consulting Fee (as defined below) (the "Annual Award Shares"). The Committee will make grants of the Annual Award Shares among eligible Participants as recommended by the Chief Executive Officer and the President within six (6) months after the end of the fiscal year with respect to which such Award Shares become available for grant. All employees are currently eligible to participate in the Plan. The "Consulting Fee" means any fee paid to Kranzco Realty Trust for consulting services which Kranzco Realty Trust provides to the Company pursuant to an intercompany agreement to be entered into between Kranzco and the Company.

                           (b) Issuance of Shares.  As soon as practicable
after the date of grant of a Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Participant, evidencing the Shares covered by the Award. All Shares covered by Awards under this Article 4 shall be subject to the restrictions, terms and conditions contained in the Plan.

                           (c) Shareholder Rights.  Beginning on the date of
grant of the Stock Award the Participant shall become a shareholder of the Company with respect to all Shares granted pursuant to such Stock Award and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares.

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                                  ARTICLE 5.

                                 ADJUSTMENTS

                  5.1. Adjustments. (a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of the number and type of Shares, and provided further, that the number of Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (collectively, a "Reorganization"), the Compensation Committee of the Board of Directors or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Compensation Committee of the Board of Directors or the Board of Directors, as the case may be, in their sole discretion.


                                  ARTICLE 6.

                              CHANGE IN CONTROL

                  6.1. Change in Control. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate.

                           (a)  Definition.  For purposes of this Section 6.1,
(i) if there is an employment agreement between the Participant and the Company or any of its subsidiaries in effect, "Change in Control" shall have the same definition as the definition contained in such agreement, or (ii) if "Change in Control" is not defined is such employment agreement, or if there is no employment agreement between the Participant and the Company or any of its subsidiaries in effect, a Change in Control shall be deemed to have occurred upon any of the following events:

                           (1) A change in control of the direction and
                  administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of
                  Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided, however, that there shall not be deemed to be a "change in control" of the Company if immediately prior to the occurrence of what would otherwise be a "change in control" of the Company (a) the Executive is the other party to the transaction (a "Control Event") that would otherwise result in a "change in control"

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                  of the Company or (b) the Executive is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control Event or of any entity, directly or indirectly, controlling such other party, or

                           (2) During any period of two (2) consecutive years,
                  the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

                           (3) The Company's Board of Directors or its
                  stockholders shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

                           (4) The Company's Board of Directors or its
                  stockholders shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 6.1(a)(2) above, and such transaction shall have been consummated.

Notwithstanding the foregoing, any spin-off of a division or subsidiary of the Company to its shareholder shall not constitute a Change in Control of the Company.

For purposes of this Section 6.1(a), "Continuing Directors" shall mean the Directors of the Company in office on the date hereof (the "Effective Date") and any successor to any such director and any additional director who after the date of such effectiveness (i) was nominated or selected by a majority of the Continuing Directors in office at the time of his nomination or selection and
(ii) is not an "affiliate" or "associate" (as defined in Regulation 12B under the Exchange Act) at the time of his nomination or selection of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then ordinarily entitled to vote for the election of Directors.


                                  ARTICLE 7.

                                MISCELLANEOUS

                  7.1. Tax Withholding. All Stock Awards, payments or distributions made pursuant to the Plan to a Participant shall be net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations, including without limitation, withholding Shares

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otherwise to be issued pursuant to a Stock Award. In satisfaction of the requirement to pay withholding taxes, the Participant (or Permitted Assignee) make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Participant (or Permitted Assignee) pursuant to the Plan having an aggregate Fair Market Value equal to the withholding taxes.

                  7.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of any such employee at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee.

                  7.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under appli cable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

                  7.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

                  7.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any mas culine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

                  7.6. Tenure. A Participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

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                  7.7. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

                  7.8. Compliance with Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions or Rule 16b-3 (or its successors) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  7.9. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Maryland and construed accordingly.

                  7.10. Effectiveness and Termination of the Plan. The Plan shall become effective upon the reincorporation merger (the "Merger") of New America Network, Inc., a Delaware corporation with and into New America International, Inc., a Maryland corporation. Notwithstanding any recapitalization that may occur in connection with the Merger, there will be no change in the number of Shares issuable pursuant to the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to the termination of the Plan. The Plan shall terminated upon the earliest of (i) the date upon which at least eighty percent (80%) of the Board of Directors votes to terminate the Plan and either Gerald C. Finn or Jeffrey M. Finn, for so long as either is employed by the Company, consents to such termination, and (ii) ten years after the effective date of the Plan. Awards outstanding upon termination shall remain in effect until they have been exercised or terminated, or have expired.

                  7.11. Amendment of the Plan. The Plan may be amended from time to time upon the approval of at least eighty percent (80%) of the Board of Directors and the consent of either Gerald C. Finn or Jeffrey M. Finn, for so long as either is employed by the Company.

                  7.12. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.


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